                                                                       Exhibit C

                                Weeks Corporation
            Pro Forma Condensed Consolidated Statements of Operations
                                   (Unaudited)

The unaudited condensed consolidated statements of operations are presented as if the Company acquired the NWI and Lichtin 1997 Acquisition Properties as described herein, as of January 1, 1996. The unaudited combined results of operations of the NWI and Lichtin 1997 Acquisition Properties for the nine months ended September 30, 1997 include the historical revenue and certain operating expenses of the properties through their respective acquisition dates (see Note 1 to the combined statements of revenue and certain expenses included herein as Exhibits A and B). The actual operating results of the acquired properties subsequent to their acquisition dates are included in the historical financial statements of the Company. In management's opinion, all adjustments necessary to present fairly the effects of the acquisition of the NWI and Lichtin 1997 Acquisition Properties have been made.

These unaudited pro forma condensed consolidated statements of operations should be read in conjunction with the unaudited pro forma condensed consolidated balance sheet of the Company included herein, the consolidated financial statements and accompanying notes thereto of the Company included in its Annual Report on Form 10-K/A-2 for the year ended December 31, 1996, and the unaudited condensed consolidated financial statements and accompanying notes thereto of the Company included in its September 30, 1997 Quarterly Report on Form 10-Q.

The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the Company had acquired the NWI and Lichtin 1997 Acquisition Properties as of the beginning of each period presented, nor do they purport to represent the results of operations for future periods.

                                Weeks Corporation
            Pro Forma Condensed Consolidated Statement of Operations
                  For the Nine Months Ended September 30, 1997
                                   (Unaudited)
                      (In thousands, except per share data)

-------------------------------------------------------------------------------------------------------------------------------
                                                            Lichtin 1997       NWI 1997
                                              Company        Acquisition      Acquisition      Pro Forma
                                           Historical(a)    Properties(b)    Properties(b)    Adjustments          Pro Forma
-------------------------------------------------------------------------------------------------------------------------------
Revenue
     Rental income                         $    57,326       $     2,437    $        504      $        --        $   60,267
     Tenant reimbursements                       7,319             1,179             108               --             8,606
     Direct financing lease                        565                --              --               --               565
     Other                                         406                --              --               --               406
-------------------------------------------------------------------------------------------------------------------------------
                                                65,616             3,616             612               --            69,844
-------------------------------------------------------------------------------------------------------------------------------

Expenses
     Property operating
       and maintenance                           7,720             1,176              64               --             8,960
     Real estate taxes                           5,394               215              83               --             5,692
     Depreciation and amortization              17,344                --              --              997/(c)/       18,341
     Interest                                   14,341                --              --            2,113/(d)/       16,454
     Amortization of deferred
       financing costs                             679                --              --               --               679
     General and administrative                  3,675                --              --               --             3,675
-------------------------------------------------------------------------------------------------------------------------------
                                                49,153             1,391             147            3,110            53,801
-------------------------------------------------------------------------------------------------------------------------------

Income before equity in earnings of
     unconsolidated subsidiaries,
     interest income and gain on sale
     of real estate asset                       16,463             2,225             465           (3,110)           16,043
     Equity in earnings of
       unconsolidated subsidiaries               1,538                --              --               --             1,538
     Interest income                               996                --              --               --               996
     Gain on sale of real estate asset             209                --              --               --               209
-------------------------------------------------------------------------------------------------------------------------------

Income before minority interests                19,206             2,225             465           (3,110)           18,786
Minority interests                             (4,533)                --              --             (370)/(e)/      (4,903)
-------------------------------------------------------------------------------------------------------------------------------

Net income                                 $    14,673       $     2,225    $        465      $    (3,480)       $   13,883
-------------------------------------------------------------------------------------------------------------------------------

Earnings Per Share Data:
Basic                                      $      0.92                                                           $     0.87
Diluted                                    $      0.91                                                           $     0.86
-------------------------------------------------------------------------------------------------------------------------------
Weighted average shares
     Basic                                      15,904               --              --                 --           15,904
     Diluted                                    21,018               --              --                 --           21,725
-------------------------------------------------------------------------------------------------------------------------------

                                Weeks Corporation
            Pro Forma Condensed Consolidated Statement of Operations
                      For the Year Ended December 31, 1996
                                   (Unaudited)
                      (In thousands, except per share data)


---------------------------------------------------------------------------------------------------------------------------
                                                               Lichtin 1997     NWI 1997
                                                Company         Acquisition    Acquisition      Pro Forma
                                             Historical(a)     Properties(b)  Properties(b)    Adjustments       Pro Forma
---------------------------------------------------------------------------------------------------------------------------
Revenue
     Rental                                  $   48,162        $    4,347     $      702       $      --         $  53,211
     Tenant reimbursements                        4,517             2,187            114              --             6,818
     Direct financing lease                         768                --             --              --               768
     Other                                          436                --             --              --               436
---------------------------------------------------------------------------------------------------------------------------
                                                 53,883             6,534            816              --            61,233
---------------------------------------------------------------------------------------------------------------------------
Expenses
     Property operating
       and maintenance                            6,025             2,100            110              --             8,235
     Real estate taxes                            4,725               381             52              --             5,158
     Depreciation and amortization               13,474                --             --           1,412(c)         14,886
     Interest                                    11,779                --             --           2,813(d)         14,592
     Amortization of deferred
       financing costs                              864                --             --              --               864
     General and administrative                   3,039                --             --              --             3,039
---------------------------------------------------------------------------------------------------------------------------
                                                 39,906              2,481           162           4,225            46,774
---------------------------------------------------------------------------------------------------------------------------
Income before equity in earnings of
     unconsolidated subsidiaries and
     interest income                             13,977              4,053           654          (4,225)           14,459
     Equity in earnings of
       unconsolidated subsidiaries                1,340                 --            --              --             1,340
     Interest income                                492                 --            --              --               492
---------------------------------------------------------------------------------------------------------------------------
Income before minority interests                 15,809              4,053           654          (4,225)           16,291
Minority interests                               (3,064)                --            --            (657)(e)        (3,721)
---------------------------------------------------------------------------------------------------------------------------

Net income                                  $    12,745        $     4,053    $      654       $  (4,882)        $  12,570
---------------------------------------------------------------------------------------------------------------------------

Earnings Per Share Data:
Basic                                       $      1.11                 --            --              --         $    1.09
Diluted                                     $      1.10                 --            --              --         $    1.08
---------------------------------------------------------------------------------------------------------------------------
Weighted average shares
     Basic                                       11,512                 --            --              --            11,512
     Diluted                                     14,386                 --            --              --            15,027
---------------------------------------------------------------------------------------------------------------------------

                                Weeks Corporation
                  Notes and Assumptions to Unaudited Pro Forma
                 Condensed Consolidated Statements of Operations

(a) Represents the Company's unaudited condensed consolidated statement of operations contained in its Quarterly Report on Form 10-Q for the nine months ended September 30, 1997, and the Company's consolidated statement of operations contained in its Annual Report on Form 10-K/A-2 for the year ended December 31, 1996, as applicable.

(b) Represents adjustments to reflect historical rental revenue, tenant reimbursements, real estate taxes and certain property operating and maintenance expenses for the Lichtin 1997 Acquisition Properties as detailed in Exhibit A and the NWI 1997 Acquisition Properties as detailed in Exhibit B.

(c) Represents adjustment to reflect depreciation expense for the NWI and Lichtin 1997 Acquisition Properties based upon the Company's assumed allocation of the acquisition price to land, buildings and improvements using a 35 year life for buildings and the life of the lease for tenant improvements for periods prior to the buildings' respective acquisition dates (see Note 1 to the combined statements of revenue and certain expenses included herein as Exhibits A and B).

(d) Represents interest expense for periods prior to the buildings' respective acquisition dates (see Note 1 to the combined statements of revenue and certain expenses included herein as Exhibits A and B) associated with approximately $24.0 million of mortgage debt assumed at a weighted average interest rate of approximately 9.0% and additional Company revolving credit facility borrowings of approximately $37.6 million at an interest rate of 7.00% which were utilized to acquire the Lichtin 1997 Acquisition Properties.

(e) Represents the net adjustment of pro forma minority interest to adjust the pro forma consolidated minority interest amount to reflect the weighted average ownership percentage of the unitholders in the Operating Partnership of 26.1% for the nine months ended September 30, 1997, and the weighted average ownership percentage of 22.8% for the year ended December 31, 1996.

                               Weeks Corporation
                Pro Forma Condensed Consolidated Balance Sheet
                              September 30, 1997
                                  (Unaudited)

The unaudited pro forma condensed consolidated balance sheet is presented as if the acquisition of certain of the Lichtin and NWI 1997 Acquisition Properties which occurred subsequent to September 30, 1997 (consisting of four properties acquired from Lichtin and two properties from NWI for total acquisition consideration of approximately $43.4 million) had occurred as of September 30, 1997. The unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what the actual financial position of the Company would have been at September 30, 1997, nor does it purport to represent the future financial position of the Company.

The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the unaudited pro forma condensed consolidated statements of operations of the Company included herein, the consolidated financial statements and accompanying notes thereto of the Company included in its Annual Report on Form 10-K/A-2 for the year ended December 31, 1996, and the unaudited condensed consolidated financial statements and accompanying notes thereto of the Company included in its September 30, 1997 Quarterly Report on Form 10-Q.

                                Weeks Corporation
                 Pro Forma Condensed Consolidated Balance Sheet
                              September 30, 1997
                                  (Unaudited)
                                (In thousands)


---------------------------------------------------------------------------------------------------------------------------
                                                           Company                 Pro Forma
                                                        Historical/(a)/         Adjustments/(b)/            Pro Forma
---------------------------------------------------------------------------------------------------------------------------
Assets
     Land                                              $     98,279              $      5,986            $   104,265
     Buildings and improvements                             578,722                    37,372                616,094
     Accumulated depreciation                               (56,639)                       --                (56,639)
---------------------------------------------------------------------------------------------------------------------------
       Operating real estate assets                         620,362                    43,358                663,720
     Developments in progress                                72,415                        --                 72,415
     Land held for future development                         9,833                        --                  9,833
---------------------------------------------------------------------------------------------------------------------------
       Net real estate assets                               702,610                    43,358                745,968
     Real estate loans                                       24,619                        --                 24,619
     Cash and cash equivalents                                  476                        --                    476
     Direct financing lease                                   6,387                        --                  6,387
     Receivables                                              5,032                        --                  5,032
     Deferred costs, net                                     12,530                        --                 12,530
     Investments in and notes receivable
       from unconcolidated subsidiaries                       8,876                        --                  8,876
     Other assets                                             2,600                        --                  2,600
===========================================================================================================================
Total Assets                                           $    763,130              $     43,358            $   806,488
===========================================================================================================================

Liabilities and Shareholders' Equity
     Mortgage notes payable                            $    190,687              $         --            $   190,687
     Bank credit facility borrowings                        150,098                    28,423/(b)/           178,521
     Accounts payable
       and accrued expenses                                  18,301                        --                 18,301
     Other liabilities                                        4,127                        --                  4,127
---------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                           363,213                    28,423                391,636
---------------------------------------------------------------------------------------------------------------------------

Minority interests in
     Operating Partnership                                   89,981                     9,998/(b)(c)/         99,979
---------------------------------------------------------------------------------------------------------------------------

Shareholders' equity:
     Common stock                                               177                        --                    177
     Preferred stock                                             --                        --                     --
     Additional paid-in capital                             376,013                        --                376,013
     Deferred compensation                                     (934)                       --                   (934)
     Accumulated deficit                                    (65,320)                    4,937/(c)/           (60,383)
---------------------------------------------------------------------------------------------------------------------------
Total shareholders' equity                                  309,936                     4,937                314,873
===========================================================================================================================
Total Liabilities
     and Shareholders' Equity                          $    763,130              $     43,358            $   806,488
===========================================================================================================================

                                Weeks Corporation
                  Notes and Assumptions to Unaudited Pro Forma
                      Condensed Consolidated Balance Sheet

(a) Represents the Company's unaudited condensed consolidated balance sheet contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997.

(b) Represents the aggregate purchase price, including closing costs, of approximately $43.4 million for the four properties acquired from Lichtin and the two properties acquired from NWI subsequent to September 30, 1997 (see Note 1 to the combined statements of revenue and certain expenses included herein as Exhibits A and B). The aggregate acquisition consideration for these six properties consisted of the assumption and repayment of other indebtedness and the payment of cash through the Company's revolving credit facility of approximately $28.4 million, and units of limited partnership interest in the Operating Partnership valued at $15.0 million.

(c) Represents the adjustment to state the consoldiated pro forma shareholders' equity balance and minority interest balance to 75.9% and 24.1%, respectively, of the total combined pro forma equity interests (both shareholders' equity and minority interests) in the Company.